UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2007

Service Air Group Inc.
(Exact name of registrant as specified in its charter)

New Jersey
(State or other jurisdiction of incorporation)

000-30329
(Commission File Number)

22-3719171
(IRS Employer Identification No.)

7164-120th Street Surrey, BC, V3W 3M8
(Address of principal executive offices and Zip Code)

(604) 722-2147
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 15, 2006, the Company has restated its previously issued financial statements for the following periods:

September 30, 2004, March 31, 2005, June 30, 2005, September 30, 2005, June 30, 2006

On April 17, 2006, the Company has restated its previously issued financial statements for the periods ended December 31, 2004.

The Company expects to restate its previously issued financial statements for the period ended December 31, 2005 and for the period ended September 30, 2006.

The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

The Company consulted with its independent registered public accounting firm in identifying this issue and concluded that the financial statements identified above should no longer be relied upon. Company intends to amend and file its previously filed 10-qsb and 10-ksb for the aforementioned periods to comply with the SEC’s appropriate disclosure requirements as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE AIR GROUP INC.

/s/ Mohammad Sultan
Mohammad Sultan
President and CEO

Date: March 23, 2007